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                                                                      EXHIBIT 23



U.S. Securities and Exchange Commission
Washington, DC


Gentlemen:

     Richard M. Bogdanoff, P.A. agrees with the statements of Technology Systems International, Inc. as contained in its Form 8-K report dated December 29, 2000.


                                            Sincerely,

                                            Richard M. Bogdanoff, P.A.



                                            By: /s/ Richard M. Bogdanoff
                                               -------------------------------
                                                    Richard M. Bogdanoff